BNY Mellon Fixed Income Completion Funds (FICS) - CP
SCHEDULE OF INVESTMENTS
June 30, 2026 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 85.5%
Airlines — 2.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.75	4/20/2029	359,000	359,909
Avianca Midco 2 PLC, Sr. Scd. Notes(b)	9.63	2/14/2030	267,000	264,822
				624,731
Automobiles & Components — 5.7%
American Axle & Manufacturing, Inc., Sr. Scd. Notes(b)	6.38	10/15/2032	355,000	353,962
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/8/2029	250,000	252,246
Forvia SE, Sr. Unscd. Notes(b)	6.75	9/15/2033	200,000	200,041
Tenneco, Inc., Sr. Scd. Notes(b)	8.00	11/17/2028	270,000	271,841
The Goodyear Tire & Rubber Company, Gtd. Notes	5.00	7/15/2029	370,000	353,982
				1,432,072
Banks — 2.9%
HSBC Holdings PLC, Jr. Sub. Notes(c)	7.00	9/24/2035	200,000	205,778
ING Groep NV, Jr. Sub. Bonds(c)	7.00	11/16/2032	260,000	267,613
Western Alliance Bank, Sub. Notes	6.54	11/15/2035	250,000	248,435
				721,826
Building Materials — 1.4%
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes(b)	8.88	11/15/2031	340,000	358,683
Commercial & Professional Services — 3.7%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes(b)	7.00	5/21/2030	348,000	360,566
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)	8.25	1/15/2030	190,000	195,859
Herc Holdings, Inc., Gtd. Notes(b)	5.75	3/15/2031	360,000	359,826
				916,251
Consumer Discretionary — 5.1%
Flutter Treasury DAC, Sr. Scd. Bonds(b)	5.88	6/4/2031	358,000	356,919
Forestar Group, Inc., Gtd. Notes(b)	6.50	3/15/2033	230,000	233,748
Light & Wonder International, Inc., Gtd. Notes(b)	6.25	10/1/2033	268,000	266,662
NCL Corp. Ltd., Sr. Unscd. Notes(b)	6.75	2/1/2032	249,000	248,616
Wynn Macau Ltd., Sr. Unscd. Notes(b)	5.63	8/26/2028	182,000	180,873
				1,286,818
Diversified Financials — 4.9%
Ally Financial, Inc., Jr. Sub. Notes, Ser. D(c)	7.10	8/15/2031	217,000	219,999
Apollo Debt Solutions BDC, Sr. Unscd. Notes(b)	5.20	12/8/2028	363,000	357,633
Blackstone Private Credit Fund, Sr. Unscd. Notes	5.95	5/15/2031	251,000	247,207
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	155,000	146,467
Capital One Financial Corp., Sub. Notes	6.18	1/30/2036	240,000	245,605
				1,216,911
Energy — 19.8%
CVR Energy, Inc., Gtd. Bonds(b)	5.75	2/15/2028	366,000	366,139
Ecopetrol SA, Sr. Unscd. Notes	7.75	2/1/2032	200,000	209,547
Empresa Nacional del Petroleo, Sr. Unscd. Notes(b)	5.95	7/30/2034	174,000	177,883
Energean Israel Finance Ltd., Sr. Scd. Notes(b)	5.88	3/30/2031	187,000	179,604
Energy Transfer LP, Jr. Sub. Notes	6.75	2/15/2056	450,000	459,879
Global Partners LP/GLP Finance Corp., Gtd. Notes(b)	8.25	1/15/2032	517,000	541,717
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)	7.38	7/15/2032	344,000	356,473
Ithaca Energy North Sea PLC, Sr. Unscd. Notes(b)	8.13	10/15/2029	348,000	360,963
Kodiak Gas Services LLC, Gtd. Notes(b)	6.50	10/1/2033	266,000	269,785
Medco Cypress Tree Pte Ltd., Sr. Scd. Bonds(b)	8.63	5/19/2030	172,000	179,327

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 85.5% (continued)
Energy — 19.8% (continued)
NGPL PipeCo LLC, Sr. Unscd. Notes(b)	7.77	12/15/2037		546,000	634,312
Petroleos del Peru SA, Sr. Unscd. Notes(b)	4.75	6/19/2032		200,000	170,304
Rio Grande LNG LLC, Sr. Scd. Notes(b)	5.75	6/30/2036		138,000	137,567
Tecpetrol SA, Sr. Unscd. Notes(b)	7.63	1/22/2033		269,000	277,320
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b)	3.88	11/1/2033		416,000	371,040
Venture Global Plaquemines LNG LLC, Sr. Scd. Notes(b)	6.50	1/15/2034		117,000	121,966
YPF SA, Sr. Unscd. Notes(b)	8.75	9/11/2031		115,000	122,441
					4,936,267
Food Products — 4.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Gtd. Notes(b)	5.75	3/31/2034		368,000	350,923
Froneri Lux FinCo Sarl, Sr. Scd. Notes(b)	6.00	8/1/2032		449,000	440,598
Industrial F&B Investments III, Inc., Sr. Scd. Notes(b)	7.75	2/11/2033		240,000	244,753
Post Holdings, Inc., Gtd. Notes(b)	6.38	3/1/2033		200,000	198,561
					1,234,835
Health Care — 1.6%
Bayer US Finance II LLC, Gtd. Notes(b)	4.63	6/25/2038		393,000	359,538
Encompass Health Corp., Gtd. Notes(b)	5.88	6/1/2034		43,000	42,941
					402,479
Industrial — 1.8%
DAE Funding LLC, Gtd. Notes(b)	4.95	1/15/2033		460,000	444,736
Information Technology — .7%
CoreWeave, Inc., Gtd. Notes(b)	9.63	7/15/2032		17,000	16,767
CoreWeave, Inc., Gtd. Notes(b)	9.75	10/1/2031		125,000	124,813
OAK-Eagle Acquireco, Inc., Sr. Scd. Notes(b)	7.25	7/1/2033		41,000	42,913
					184,493
Insurance — 3.9%
Allianz SE, Jr. Sub. Bonds(b),(c)	3.20	10/30/2027		200,000	192,586
Allianz SE, Jr. Sub. Notes(b),(c)	6.50	10/30/2034		200,000	200,992
Liberty Mutual Group, Inc., Gtd. Notes(b)	5.25	5/1/2036		113,000	111,737
Lincoln National Corp., Sub. Notes	6.80	7/15/2056		119,000	118,913
Nippon Life Insurance Co., Sub. Notes(b)	6.50	4/30/2055		338,000	354,692
					978,920
Internet Software & Services — 1.4%
Meta Platforms, Inc., Sr. Unscd. Notes	5.63	11/15/2055		250,000	226,693
Snap, Inc., Gtd. Notes(b)	6.88	3/1/2033		120,000	117,038
					343,731
Media — 1.9%
Sirius XM Radio LLC, Gtd. Notes(b)	5.88	4/15/2032		124,000	122,624
Space Exploration Technologies Corp., Sr. Unscd. Notes(b)	5.88	7/15/2036		249,000	245,846
Space Exploration Technologies Corp., Sr. Unscd. Notes(b)	6.65	7/15/2056		100,000	96,542
					465,012
Real Estate — 2.9%
Iron Mountain, Inc., Gtd. Notes(b)	4.75	1/15/2034	EUR	110,000	125,237
Iron Mountain, Inc., Gtd. Notes(b)	6.25	1/15/2035		40,000	40,206
Starwood Property Trust, Inc., Sr. Unscd. Notes(b)	5.88	8/15/2029		21,000	21,076
Vornado Realty LP, Sr. Unscd. Notes	5.75	2/1/2033		540,000	542,117
					728,636
Retailing — 3.8%
Asbury Automotive Group, Inc., Gtd. Notes(b)	5.00	2/15/2032		373,000	356,967

Description	Coupon Rate (%)	Maturity Date		Principal Amount ($)(a)	Value ($)
Corporate Bonds and Notes — 85.5% (continued)
Retailing — 3.8% (continued)
Lithia Motors, Inc., Gtd. Notes(b)	5.50	10/1/2030		440,000	434,881
Macy’s Retail Holdings LLC, Gtd. Notes(b)	7.38	8/1/2033		145,000	152,420
					944,268
Semiconductors & Semiconductor Equipment — 1.0%
Foundry JV Holdco LLC, Sr. Scd. Notes(b)	6.30	1/25/2039		239,000	254,197
Telecommunication Services — 3.2%
ELK Grove Village Property LLC, Sr. Scd. Notes(b)	7.50	6/15/2031		123,000	123,924
Fibercop SpA, Sr. Scd. Notes(b)	6.00	9/30/2034		200,000	193,643
Iliad Holding SAS, Sr. Scd. Notes(b)	8.50	4/15/2031		253,000	268,186
Verizon Communications, Inc., Jr. Sub. Notes	6.20	5/14/2056		202,000	204,292
					790,045
Transportation — 1.1%
FedEx Freight Holding Co., Inc., Gtd. Notes(b)	5.25	3/15/2036		273,000	266,006
Utilities — 11.3%
CMS Energy Corp., Jr. Sub. Notes	3.75	12/1/2050		235,000	218,873
Dominion Energy, Inc., Jr. Sub. Notes	6.25	12/15/2056		55,000	55,255
DTE Energy Co., Jr. Sub. Notes, Ser. C	6.20	7/1/2058		172,000	173,507
Duke Energy Corp., Jr. Sub. Notes	6.45	9/1/2054		185,000	192,165
Electricite de France SA, Sr. Unscd. Notes(b)	6.90	5/23/2053		324,000	351,210
Eversource Energy, Jr. Sub. Notes, Ser. B	6.35	8/15/2056		224,000	224,279
Grupo Energia Bogota SA ESP, Sr. Unscd. Notes(b)	5.75	10/22/2035		200,000	195,681
Hawaiian Electric Co., Inc., Sr. Unscd. Notes(b)	6.00	10/1/2033		179,000	177,434
NextEra Energy Capital Holdings, Inc., Gtd. Notes, Ser. CC	6.63	10/1/2066		111,000	112,752
NRG Energy, Inc., Gtd. Notes(b)	5.88	5/15/2034		102,000	101,512
PacifiCorp, Jr. Sub. Notes	7.13	8/15/2056		100,000	99,371
PG&E Corp., Jr. Sub. Notes	6.85	9/15/2056		123,000	122,624
PG&E Corp., Sr. Scd. Notes	5.25	7/1/2030		365,000	359,601
Puget Energy, Inc., Jr. Sub. Notes	7.25	9/15/2056		122,000	124,607
Spire, Inc., Jr. Sub. Bonds	6.45	6/1/2056		200,000	201,420
Vistra Operations Co. LLC, Gtd. Notes(b)	5.35	1/31/2036		126,000	123,538
					2,833,829
Total Corporate Bonds and Notes (cost $21,509,581)					21,364,746
Foreign Governmental — 10.6%
Argentine Republic, Sr. Unscd. Bonds(d)	4.88	7/9/2041		131,822	98,867
Brazil, Sr. Unscd. Notes	5.50	11/6/2030		444,000	448,107
Colombia, Sr. Unscd. Bonds	5.63	2/19/2036	EUR	170,000	193,512
Dominican Republic, Sr. Unscd. Notes(b)	5.88	10/28/2035		274,000	271,356
Eagle Funding Luxco Sarl, Sr. Unscd. Notes(b)	5.50	8/17/2030		393,000	395,083
Mexico, Sr. Unscd. Notes	6.25	8/27/2037		200,000	200,259
Mexico, Sr. Unscd. Notes	6.63	1/29/2038		200,000	205,200
Panama, Sr. Unscd. Notes	5.66	2/23/2038		200,000	199,800
Republic of South Africa, Sr. Unscd. Notes(b)	7.25	12/11/2055		200,000	199,933
Romania, Bonds(b)	6.63	5/16/2036		434,000	443,830
Total Foreign Governmental (cost $2,680,344)					2,655,947
U.S. Treasury Securities — 1.3%
U.S. Treasury Notes (cost $320,519)	3.88	4/30/2031		326,000	321,365

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .8%
Registered Investment Companies — .8%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(e) (cost $195,535)	3.70	195,535	195,535
Total Investments (cost $24,705,979)		98.2%	24,537,593
Cash and Receivables (Net)		1.8%	442,396
Net Assets		100.0%	24,979,989

EUR—Euro

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2026, these securities amounted to $16,841,721 or 67.4% of net assets.

(c)	Security is a perpetual security with no specified maturity date. Maturity date shown is next reset date of the security.
(d)	Step coupon bond. Security begins as a zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
(e)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	4	9/30/2026	824,069	824,531	462
5 Year U.S. Treasury Note	5	9/30/2026	535,647	535,234	(413)
Futures Short
Euro-Bund	2	9/8/2026	289,304(a)	290,997	(1,693)
Gross Unrealized Appreciation					462
Gross Unrealized Depreciation					(2,106)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	185,545	Euro	160,000	7/8/2026	2,669
Euro	46,000	United States Dollar	53,518	7/8/2026	(942)
Goldman Sachs & Co. LLC
United States Dollar	34,471	Euro	30,000	7/8/2026	182
HSBC Securities (USA), Inc.
United States Dollar	13,943	Euro	12,000	7/8/2026	227
Euro	28,000	United States Dollar	32,088	7/8/2026	(84)
Morgan Stanley & Co. LLC
United States Dollar	194,046	Euro	167,000	7/8/2026	3,170

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
Euro	20,000	United States Dollar	23,151	7/8/2026	(292)
United States Dollar	57,990	Euro	50,000	7/8/2026	842
Gross Unrealized Appreciation					7,090
Gross Unrealized Depreciation					(1,318)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 45, Paid 3 Month Fixed Rate of 5.00%	6/20/2031	2,776,518	(307,863)	(170,190)	(137,673)
Gross Unrealized Depreciation					(137,673)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to schedule of investments.

Schedule of Investments
BNY Mellon Fixed Income Completion Funds (FICS) - CP
June 30, 2026 (Unaudited)
The following is a summary of the inputs used as of June 30, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	21,364,746	—	21,364,746
Foreign Governmental	—	2,655,947	—	2,655,947
U.S. Treasury Securities	—	321,365	—	321,365
Investment Companies	195,535	—	—	195,535
	195,535	24,342,058	—	24,537,593
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	7,090	—	7,090
Futures††	462	—	—	462
	462	7,090	—	7,552
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(1,318)	—	(1,318)
Futures††	(2,106)	—	—	(2,106)
Swap Agreements††	—	(137,673)	—	(137,673)
	(2,106)	(138,991)	—	(141,097)

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”). When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Company’s Board of Directors (the “Board”). Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the Board, such as the Adviser, the amortized cost method would not represent fair value. These securities are generally categorized within Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Forward foreign currency exchange contracts (“forward contracts”) generally are valued using the forward rate obtained from a Service and are categorized within Level 2 of the fair value hierarchy. Futures contracts will be valued at the most recent settlement price and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at June 30, 2026 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2026 are set forth in the fund’s Schedule of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk of non-payment may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2026 are set forth in the Schedule of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Schedule of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at June 30, 2026 are set forth in the Schedule of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Schedule of Investments and disclosures within this Note.
At June 30, 2026, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $301,931, consisting of $85,190 gross unrealized appreciation and $387,121 gross unrealized depreciation.
At June 30, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the semi-annual report previously filed with the SEC on Form N-CSR.